      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 1997


                                                      REGISTRATION NO. 333-22629
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 3

                                       TO
                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                          FIRST SIERRA FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          6159                         76-0438432
 (STATE OR OTHER JURISDICTION    (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
      OF INCORPORATION OR        CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)
        ORGANIZATION)

                        TEXAS COMMERCE TOWER, SUITE 7050
                               600 TRAVIS STREET
                              HOUSTON, TEXAS 77002
                                 (713) 221-8822
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               THOMAS J. DEPPING
                                   PRESIDENT
                        TEXAS COMMERCE TOWER, SUITE 7050
                               600 TRAVIS STREET
                               HOUSTON, TX 77002
                                 (713) 229-6800
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   Copies to:

                T. MARK KELLY                                 SCOTT N. GIERKE
           VINSON & ELKINS L.L.P.                         MCDERMOTT, WILL & EMERY
     2300 FIRST CITY TOWER, 1001 FANNIN                        227 W. MONROE
           HOUSTON, TX 77002-6760                            CHICAGO, IL 60606
               (713) 758-4592                                 (312) 984-7521
             (713) 615-5531(FAX)

                             ---------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits:

            3.1          -- Restated Certificate of Incorporation of the Company

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of May, 1997.


                                            FIRST SIERRA FINANCIAL, INC.

                                            By     /s/ THOMAS J. DEPPING
                                             -----------------------------------
                                                      Thomas J. Depping
                                                President and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

                /s/ THOMAS J. DEPPING                  President, Chief Executive          May 5, 1997
-----------------------------------------------------    Officer and Chairman of the
                 (Thomas J. Depping)                     Board of Directors (principal
                                                         executive officer)

                   /s/ SANDY B. HO                     Executive Vice President and        May 5, 1997
-----------------------------------------------------    Chief Financial Officer
                    (Sandy B. Ho)                        (principal financial officer)

                /s/ CRAIG M. SPENCER                   Senior Vice President and Chief     May 5, 1997
-----------------------------------------------------    Accounting Officer (principal
                 (Craig M. Spencer)                      accounting officer)

                          *                            Director                            May 5, 1997
-----------------------------------------------------
              (David C. Shindeldecker)

                          *                            Director                            May 5, 1997
-----------------------------------------------------
                 (David L. Solomon)

*By              /s/ SANDY B. HO
-----------------------------------------------------
                     Sandy B. Ho
                 as attorney-in-fact

                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
         ------                                  -----------
            3.1          -- Restated Certificate of Incorporation of the Company